UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 11, 2010

Lihua International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52650	14-1961536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Lihua Holdings Limited Houxiang Five-Star Industry District Danyang City, Jiangsu Province, PRC 212312
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86-511-86317399

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 11, 2010, Lihua International, Inc. (the “Company”) entered into new independent director agreements with Robert Bruce and Jonathan Serbin (collectively, the “Independent Directors”), independent members of the Company’s Board of Directors who have served as directors since April 2009.

Pursuant to one-year agreements with the Company dated June 11, 2010, effective as of April 14, 2010, the Independent Directors will each receive an annual fee of $25,000 for their service on the Board of Directors, while Mr. Bruce will receive an additional annual fee of $7,500 for service as the chairman of the audit committee, and Mr. Serbin will receive an additional annual fee of $5,000 for service as a member of the audit committee.  Pursuant to their respective agreements, the Independent Directors were each awarded (i) a 10-year option to purchase up to 20,000 shares of common stock of the Company at an exercise price of $8.81 per share, such option vesting in equal installments on August 31, 2010, November 30, 2010, February 28, 2011 and May 31, 2011, so long as each director is, respectively, serving as a member of the Board of Directors at each such time.  The Company will also (i) pay each Independent Director $1,000 for each board meeting attended by telephone, (ii) pay each Independent Director who resides in China (a) $1,500 for each board meeting attended in person in China and (b) $5,000 for each board meeting attended in person outside of China (iii) pay each Independent Director who resides outside of China (x) $5,000 for each board meeting attended in person outside of the United States and (b) $1,500 for each board meeting attended in person in the United States and (iii) reimburse each Independent Director for expenses related to his attending meetings of the Board of Directors, meetings of committees of the Board of Directors, executive sessions and stockholder meetings.

Copies of the agreements with the Independent Directors are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

On June 15, 2010, the Company issued a press release announcing the completion of a new 32,000 square-foot warehouse located within its current plant in Danyang.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
10.1	Independent Director Agreement between the Company and Robert C. Bruce dated June 11, 2010.
10.2	Independent Director Agreement between the Company and Jonathan Serbin dated June 11, 2010.
99.1	Press Release dated June 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2010	Lihua International, Inc.

	By:	/s/ Jianhua Zhu
		Name:	Jianhua Zhu
		Title:	Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
10.1	Independent Director Agreement between the Company and Robert C. Bruce dated June 11, 2010.
10.2	Independent Director Agreement between the Company and Jonathan Serbin dated June 11, 2010.
99.1	Press Release dated June 15, 2010.